UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Last Event Reported) July 19, 2007.
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HEALTHCARE ACQUISITION CORP.
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(Exact Name of Registrant as Specified in Charter)

Delaware	001-32587	20-2726770
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2116 Financial Center 666 Walnut Street
Des Moines, Iowa		50309
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (515) 244-5746
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Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On July 19, 2007, Healthcare Acquisition Corp. (the “Company”) issued a press release with respect to its special meeting of stockholders to be held on July 27, 2007 to approve the previously announced acquisition of PharmAthene, Inc. A copy of the Company’s press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated July 19, 2007 issued by Healthcare Acquisition Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2007	HEALTHCARE ACQUISITION CORP.

	By:	/s/ Matthew P. Kinley
Matthew P. Kinley
President